UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2014

BIG HEART PET BRANDS

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-107830-05	75-3064217
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

DEL MONTE CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Section 2-Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 18, 2014, and pursuant to the Purchase Agreement (as amended, modified or supplemented from time to time, the “Purchase Agreement”), dated as of October 9, 2013, by and among Del Monte Corporation, a Delaware corporation (the “Company”), Del Monte Pacific Limited, a corporation established under the laws of the British Virgin Islands (“Parent”) and Del Monte Foods Consumer Products, Inc. (now known as “Del Monte Foods, Inc.”), a Delaware corporation and subsidiary of Parent (the “Acquiror”), the Company consummated the sale to the Acquiror of the issued and outstanding interests of certain subsidiaries related to the Company’s consumer products business (the “Business”) and all assets primarily related to the Business (other than certain specified excluded assets) (the “Transferred Assets”) for a purchase price in cash of $1.675 billion, which amount is subject to adjustment as described in the Purchase Agreement. Pursuant to the Purchase Agreement, and in connection with the consummation of the sale of the Business, the Acquiror also assumed all liabilities of the Company arising from or relating to the Transferred Assets or the Business irrespective of whether such liabilities arise prior to, on or following the closing of the transaction (other than certain specified excluded liabilities).

On February 18, 2014, in connection with the consummation of the sale of the Business, the Company, the Acquiror and Parent entered into a Transition Services Agreement (the “Transition Services Agreement”), pursuant to which the Company will provide certain services to the Acquiror in connection with the Business and the Acquiror will provide certain reciprocal services to the Company. Also on February 18, 2014, and in connection with the consummation of the sale of the Business, the Company and the Acquiror entered into a Transitional Trademark License Agreement (the “Transitional Trademark License”), pursuant to which the Acquiror licensed certain trademarks and tradenames that were transferred to the Acquiror in connection with the sale of the Business to the Company for a transitional period.

The foregoing descriptions of the Purchase Agreement, Transition Services Agreement and Transitional Trademark License are qualified in their entirety by reference to the Purchase Agreement previously filed as Exhibit 10.3 with the Company’s Form 10-Q, filed on December 9, 2013, Transition Services Agreement and Transitional Trademark License, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 respectively to this Current Report on Form 8-K.

Section 5-Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On February 18, 2014, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) effecting a change of the name of the Company from “Del Monte Corporation” to “Big Heart Pet Brands.” The Certificate of Amendment was filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also amended its by-laws on February 18, 2014 to reflect the new name, and the amended by-laws are attached as Exhibit 3.2.

Section 7-Regulation FD

Item 7.01.	Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 18, 2014, the Company issued a press release announcing the completion of the disposition described in Item 2.01 of this Current Report on Form 8-K, a copy of which is attached as Exhibit 99.1 to this report. On February 19, 2014, the Company issued a press release announcing the change to the Company’s name, as described in Item 5.03 of this Current Report on Form 8-K, and its new URL, www.bigheartpet.com, a copy of which is attached as Exhibit 99.2.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Section 9-Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations for the six months ended October 27, 2013 and the fiscal year ended April 28, 2013, and the unaudited pro forma condensed consolidated balance sheet as of October 27, 2013 (collectively referred to as the “Pro Forma Financial Information”) of the Company are furnished as Exhibit 99.3 to this Current Report on Form 8-K.

(c) Not applicable.

(d) Exhibits.

*3.1	Certificate of Amendment filed with the Delaware Secretary of State on February 18, 2014.

*3.2	By-laws of the Company, as amended on February 18, 2014.

10.1	Purchase Agreement, dated as of October 9, 2013, by and among the Company, Parent and the Acquiror (incorporated by reference to Exhibit 10.3 to the Company’s Form 10 Q, filed on December 9, 2013).

*10.2	Transition Services Agreement, dated as of February 18, 2014, by and among the Company, Parent and the Acquiror.

*10.3	Transitional Trademark License Agreement, dated as of February 18, 2014, by and between the Company and the Acquiror.

**99.1	Press release, dated February 18, 2014.

**99.2	Press release, dated February 19, 2014

**99.3	Unaudited pro forma condensed consolidated statements of operations for the six months ended October 27, 2013 and the fiscal year ended April 28, 2013 and the unaudited pro forma condensed consolidated balance sheet as of October 27, 2013 of the Company.

*	Filed herewith
**	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Big Heart Pet Brands

Date:	February 19, 2014	By:	/s/ Timothy S. Ernst
		Name:	Timothy S. Ernst
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

*3.1	Certificate of Amendment filed with the Delaware Secretary of State on February 18, 2014.

*3.2	By-laws of the Company, as amended on February 18, 2014.

10.1	Purchase Agreement, dated as of October 9, 2013, by and among the Company, Parent and the Acquiror (incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q, filed on December 9, 2013).

*10.2	Transition Services Agreement, dated as of February 18, 2014, by and among the Company, Parent and the Acquiror.

*10.3	Transitional Trademark License Agreement, dated as of February 18, 2014, by and between the Company and the Acquiror.

**99.1	Press release, dated February 18, 2014.

**99.2	Press release, dated February 19, 2014.

**99.3	Unaudited pro forma condensed consolidated statements of operations for the six months ended October 27, 2013 and the fiscal year ended April 28, 2013 and the unaudited pro forma condensed consolidated balance sheet as of October 27, 2013 of the Company.

*	Filed herewith
**	Furnished herewith